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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report):  November 30, 1998



                            GREENPOINT CREDIT CORP.

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               (exact name of registrant as specified in charter)



                                    DELAWARE

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                 (state or other jurisdiction of incorporation)



                                   333-59731

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                            (commission file number)



                                   13-4002891

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                    (I.R.S. Employer Identification Number)



                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (619) 530-9394

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                 (address and telephone number of registrant's
                          principal executive offices)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.


          Not applicable.


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.


          Not applicable.


Item 3.   BANKRUPTCY OR RECEIVERSHIP.


          Not applicable.


Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


          Not applicable.


Item 5.   OTHER EVENTS

          FILING OF POOLING AND SERVICING AGREEMENT AND UNDERWRITING AGREEMENT.*


          On November 17, 1998, the Registrant and Credit Suisse First Boston, as the representative of the several Underwriters, signed an Underwriting Agreement whereby the Registrant has agreed to sell, and each Underwriter has agreed to purchase from the Registrant, the respective principal amounts of the Offered Certificates set forth in the Underwriting Agreement. The Underwriting Agreement is attached hereto as Exhibit 1.

          On November 30, 1998, the Registrants sold approximately $727,722,881 of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1998-1, evidencing beneficial ownership interests in a trust consisting of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by GreenPoint Credit Corp. ("GreenPoint") pursuant to a Pooling and Servicing Agreement dated November 1, 1998 between GreenPoint, as Contract Seller and as Servicer and The First National Bank of Chicago as the Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.

          In connection with the offering of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1998-1 (the "Publicly Offered Certificates"), Credit Suisse First Boston, as one of the underwriters of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering.

          For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the
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loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Credit Suisse First Boston are attached hereto as Exhibit 99.
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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated November 17, 1998, and related Prospectus, dated November 17, 1998, of the Registrant relating to the Publicly Offered Certificates,

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.


          Not applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:


          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


     1. Underwriting Agreement, dated November 17, 1998, between GreenPoint Credit Corp., as Contract Seller and Credit Suisse First Boston, as the representative of the several Underwriters.

     4. Pooling and Servicing Agreement, dated as of November 1, 1998, between GreenPoint Credit Corp., as Contract Seller and as Servicer and The First National Bank of Chicago as Trustee.

    99.   External Computational Materials prepared by Credit Suisse
          First Boston.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GREENPOINT CREDIT CORP.



                              By:    /s/  Charles O. Ryan
                                     --------------------

                              Name:  Charles O. Ryan

                              Title:  Senior Vice President


                              Dated:  November 30, 1998.

                              San Diego, California
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                                 EXHIBIT INDEX


Exhibit Numbers
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            1.   Underwriting Agreement, dated November 17, 1998, between
                 GreenPoint Credit Corp., as Contract Seller and Credit Suisse First Boston, as the representative of the several Underwriters.

            4. Pooling and Servicing Agreement, dated as of November 1, 1998, between GreenPoint Credit Corp., as Contract Seller and as Servicer and The First National Bank of Chicago as Trustee.

            99. External Computational Materials prepared by Credit Suisse First Boston.